AMENDED AND RESTATED OMNIBUS TERMINATION AGREEMENT dated as of January 1, 2000, and effective as of March 18, 1999, among the parties set forth on Exhibit A (collectively, the "Parties").

     WHEREAS, pursuant to the Amended and Restated Gaming Facility Management Agreement dated August 30, 1995 and the Hotel/Resort Management Agreement dated February 28, 1994 (collectively, the "Management Agreement"), among TCA, the Mohegan Tribal Gaming Authority ("MTGA") and the Mohegan Tribe of Indians of Connecticut (the " Tribe"), among other things, TCA was obligated to develop and manage the Mohegan Sun Casino complex (the "Mohegan Sun");

     WHEREAS, the Tribe, MTGA and TCA entered into a Relinquishment Agreement dated as of February 7, 1998 (the "Relinquishment Agreement"), pursuant to which the Management Agreement was terminated and TCA no longer is responsible for managing the Mohegan Sun;

     WHEREAS, pursuant to the Relinquishment Agreement, TCA is entitled to certain payments in consideration of relinquishing its rights under the Management Agreement (the "Relinquishment Payments");

     WHEREAS, as a result of the Relinquishment Agreement the Parties agreed to terminate certain of the Agreements pursuant to the Omnibus Termination Agreement dated March 18, 1999 (the "Omnibus Agreement");

     WHEREAS, the Parties desire to amend and restate the Omnibus Agreement as hereinafter set forth. The Omnibus Agreement as amended by this Amended and Restated Omnibus Termination Agreement is hereinafter referred to as the "Omnibus Termination Agreement."

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein, the Parties hereby agree as follows:

     1. Status Until January 1, 2000. Effective as of March 18, 1999, the agreements set forth as numbers 8 and 10 of Exhibit B shall terminate. All of the other Agreements shall remain in full force and effect until January 1, 2000 and all fees and amounts payable under such other Agreements for the period ending December 31, 1999 which have not been previously paid shall be calculated by Waterford and Sun Cove (the "Accrued Amounts"). The Accrued Amounts shall be paid in accordance with paragraph 7 of this Omnibus Termination Agreement.

     2. Agreement Termination. Effective January 1, 2000, provided that on such date the Relinquishment Agreement is in full force and effect,

     A. The Omnibus Financing Agreement shall terminate.

     B. All obligations, rights, payments and duties under the Completion Guarantee Agreement which may arise or which may exist from and after January 1, 2000 shall terminate.

     C. All obligations, rights, payments and duties under the Management Services Agreement, the Organizational and Administrative Agreement and the Marketing Services Agreement which may arise or which may exist from and after January 1, 2000 shall terminate.

     D. (i) The Expense Letter Agreement shall terminate, and in consideration of such termination, and in recognition of services previously rendered and services which will be rendered in the future, TCA shall first pay the actual expenses incurred by TCA as approved from time to time by Sun Cove and Waterford (the "Expenses") and thereafter shall pay to each of the following parties or their designated successor(s) the following percentages of an annual fee of $2 million dollars less the Expenses, which fee shall be payable in equal quarterly installments on the Payment Dates beginning March 31, 2000 and ending December 31, 2014.

             Party                                       Percentages

             Sun Cove                                    50.0%
             Len Wolman                                  12.5%
             Mark Wolman                                 12.5%
             Del J. Lauria                               12.5%
             Stephan F. Slavik, Sr.                      12.5%
                                                         100.0%

     (ii) For purposes hereof, the following parties hereby designate the following as their designated successors to perform the services contemplated by
Section 2(D)(i) hereof and to receive the portion of the fee designated above upon the death, disability or other failure or refusal of such party to provide such services, it being understood that

          (a) any of the following parties may, by written notice to TCA, change his designated successor at any time; and

          (b) if a designated successor dies or becomes unable to perform such services without designating a successor, such designated successor shall automatically be succeeded by his or her personal representative or the executor of his or her estate:

      Party                            Designated Successor

      Len Wolman Mark Wolman
      Mark Wolman                      Len Wolman
      Del J. Lauria                    Del J. Lauria Trust U/A/D March 14, 1989
      Stephan F. Slavik, Sr.           50%-Stephan F. Slavik/50%-Richard Slavik

     3.   Certain Partner Payments.

     A. TCA shall pay to Sun Cove an annual fee of $5 million for seven years, payable in equal quarterly installments of $1,250,000 on each of March 31, June 30, September 30 and December 31 (the "Payment Dates"), beginning March 31, 2000 and ending December 31, 2006.

     B. Within thirty (30) days of each Payment Date beginning March 31, 2000 and ending on December 31, 2014, TCA shall pay to each of Sun Cove and Waterford 25% of the Relinquishment Payments.

     4. Development Services Agreements. It is agreed that the Agreement Relating to Development Services and the Local Construction Services Agreement attached hereto as Exhibit C are duly effective as of February 9, 1998 and are hereby assigned from SIML to Sun Cove as of that date.

     5. Payment From Cash Flow. The Parties agree that all amounts due under this Omnibus Termination Agreement shall only be payable in the order set forth in paragraph 7 below, as modified by the provisions of paragraphs 8 and 9 below, and to the extent to which TCA has adequate cash to pay such amounts and meet its other obligations. To the extent that TCA does not have adequate cash to make such payments and meet its other obligations, such amounts due under this Omnibus Termination Agreement shall be deferred (without the accrual of interest) until TCA has sufficient cash to pay them.

     6.   Releases.

     A. TCA and SIML hereby mutually release and discharge one another from or with regard to any and all suits, claims, causes of action, damages, torts, contracts, liabilities, costs and expenses, including, without limitation, attorneys' fees and disbursements, of every nature and kind (collectively "Claims"), whether known or unknown, whether contingent or uncontingent, which previously existed, exists now or which may exist in the future, arising from, relating to and/or connected in any way with the Development Services Agreement.

     B. SIML and Wolman hereby mutually release and discharge one another from or with regard to any and all Claims of every nature and kind, whether known or unknown, whether contingent or uncontingent, which previously existed, exists now or which may exist in the future, arising from, relating to and/or connected in any way with the Subdevelopment Services Agreement.

     C. Furthermore, effective as of January 1, 2000, provided that on such date the Relinquishment Agreement is in full force and effect, all of the Parties to the Omnibus Financing Agreement, the Completion Guaranty Agreement, the Management Services Agreement, the Expense Letter Agreement, the Organizational and Administrative Agreement and the Marketing Services Agreement (collectively, the "Applicable Agreements") agree to release and forever discharge one another from or with regard to any and all Claims of every nature and kind, whether known or unknown, whether contingent or uncontingent, which previously existed, exists as of January 1, 2000 or which may arise after January 1, 2000, relating to and/or connected in any way with the Applicable Agreements, except that such releases and discharges shall not release such Parties from their respective obligations under this Omnibus Termination Agreement.

     7. Priority of Payments. TCA agrees that it will use its cash to pay the following obligations in the following order:

     FIRST, To pay the Accrued Amounts relating to the Expense Letter Agreement and the obligations set forth in Section 2.D of this Omnibus Termination Agreement;

     SECOND, to return to TCA's partners all capital contributions made by them to TCA after September 29, 1995;

     THIRD, to pay the Accrued Amounts relating to the Completion Guarantee Agreement;

     FOURTH, to make the payments set forth in Agreement Relating to Development Services and the Local Construction Services Agreement;

     FIFTH, to make the payments set forth in Section 3.A of this Omnibus Termination Agreement;

     SIXTH, to pay the Accrued Amounts due under the Management Services Agreement, the Organization and Administrative Agreement and the Marketing Services Agreement; and

     SEVENTH, to make the payments set forth in Section 3.B of this Omnibus Termination Agreement.

     After making the payments and other distributions described in subparagraphs FIRST through SEVENTH above, but subject to paragraphs 8 and 9 below, TCA shall disburse all of its remaining cash to its partners as "Excess Cash" consistent with Section 3.03a(3) or TCA's Amended and Restated Partnership Agreement dated September 21, 1994, as amended (the "Partnership Agreement").

     8. Special Payout From TCA. Notwithstanding the priority of payments set forth in paragraph 7 above, on the date TCA receives any funds from SIHL or Waterford pursuant to the last sentence of paragraph 3 of the Completion Guarantee Agreement, TCA shall immediately pay such amounts 50% to Sun Cove and 50% to Waterford.

     9. Income Tax Distributions. Neither Sun Cove nor Waterford currently anticipate receipt from TCA in any year of amounts less than the amount described in Section 3.03a(1) of the Partnership Agreement. However, it is agreed by the Parties that TCA shall not be required to make any of the payments or distributions required by this Omnibus Termination Agreement until it has annually distributed to its partners, pro rata, at least the amount described in
Section 3.03a(1) of the Partnership Agreement less twice the amount of all other funds paid or distributed to Waterford during such year pursuant to this Omnibus Termination Agreement.

     10. Conflicts. If the provisions of this Omnibus Termination Agreement shall conflict with those of the Partnership Agreement or any of the Agreements, then the provisions of this Omnibus Termination Agreement shall prevail.

     11. Notices. All notices hereunder shall be deemed properly given upon (i) receipt by the address by personal delivery or facsimile transmission, (ii) two
(2) business days after delivery by an overnight express delivery service for the next business day delivery or (iii) if mailed, upon the first to occur of receipt of the expiration of five (5) business days after deposit in United States Postal Service certified mail, postage prepaid, addressed to the parties at the addresses appearing below. Such address may be changed by notice given in the same manner.

        If to Slavik:                       Del J. Lauria
                                            The Slavik Companies
                                            32605 West Twelve Mile Road
                                            Suite 350
                                            Farmington Hill, MI  48334
                                            Telecopy: 248-488-5533

        With a copy to:                     Sheldon P. Winkelman, Esq.
                                            Honigman Miller Schwartz and Cohn
                                            2290 First National Building
                                            Detroit, Michigan  48226-3583
                                            Telecopy:  313-465-7607

        If to TCA, Waterford
        or Wolman:                          Len Wolman
                                            c/o LMW Investments, Inc.
                                            914  Hartford Turnpike
                                            P. O. Box 715
                                            Waterford, CT  06385
                                            Telecopy:  869-447-8554

        With a copy to:                     Honigman Miller Schwartz and Cohn
                                            2290 First National Building
                                            Detroit, Michigan  48226-3583
                                            Attn:  Sheldon P. Winkelman, Esq.
                                            Telecopy:  313-465-7607

        If to SIHL, SIML,
        TCA or Sun Cove:                    Howard ("Butch") Kerzner
                                            Sun International Hotels Limited
                                            Atlantis Paradise Island
                                            Executive Offices, Coral Towers
                                            Paradise Island
                                            Nassau, Bahamas
                                            Telecopy:  242-363-4581

        With a copy to:                     Charles Adamo, Esq.
                                            Atlantis Paradise Island
                                            Executive Offices, Coral Towers
                                            Paradise Island
                                            Nassau, Bahamas
                                            Telecopy:  242-363-4581

     12. Amendments. This Agreement may be amended or modified only by a written instrument executed by all of the parties hereto.

     13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

     14. Severability. If any provision hereof shall be judicially determined to be illegal, or if the application thereof to any party or in any circumstance shall, to any extent, be judicially determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to parties or in circumstances other than those to which it has been judicially determined to be invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     15. Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same Agreement.

     16. Further Assurances. The parties will execute and deliver such further instruments and undertake such further actions as may be required to carry out the intent and purposes of this Agreement.

     17. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the undersigned have executed this Omnibus Termination Agreement on the day and year first above written.


                                   SUN INTERNATIONAL HOTELS LIMITED

                                   By:   ____________________________________
                                         Its:  ______________________________


                                   WATERFORD GAMING, L.L.C.

                                   By:   Slavik Suites, Inc.
                                   Its:  Member

                                   By:   ____________________________________
                                         Its:  ______________________________

                                   By:   LMW Investments, Inc.
                                   Its:  Member

                                   By:   ____________________________________
                                         Its:  ______________________________


                                   TRADING COVE ASSOCIATES

                                   By:  Sun Cove Limited
                                        Its:  Partner

                                        By:  ________________________________
                                             Its:  __________________________


                                   By:    Waterford Gaming, L.L.C.
                                          Its:Partner

                                           By:  _____________________________
                                                Its:  _______________________

                                   SLAVIK SUITES, INC.

                                   By:  _____________________________________
                                        Its:  _______________________________

                                   WOLMAN CONSTRUCTION, L.L.C.

                                   By:  _____________________________________
                                        Its: ________________________________


                                   SUN INTERNATIONAL MANAGEMENT
                                   LIMITED

                                   By:  _____________________________________
                                        Its:  _______________________________


                                   LMW INVESTMENTS, INC.

                                   By:  _____________________________________
                                        Its:  _______________________________


                                   SUN COVE LIMITED

                                   By:  _____________________________________
                                        Its:  _______________________________

                                    EXHIBIT A

                                   The Parties


1.      Sun International Hotels Limited, a Bahamian corporation ("SIHL")

2.      Trading Cove Associates, a Connecticut general partnership ("TCA")

3. Waterford Gaming, L.L.C., a Delaware limited liability corporation ("Waterford")

4. Sun International Management Limited, a British Virgin Islands corporation ("SIML")

5.      LMW Investments, Inc., a Connecticut corporation ("LMW")

6.      Sun Cove Limited, a Connecticut corporation ("Sun Cove")

7.      Slavik Suites, Inc., a Michigan corporation ("Slavik")

8.      Wolman Construction, L.L.C., a Connecticut limited liability company
        ("Wolman")

                                    EXHIBIT B


          1. Amended and Restated Omnibus Financing Agreement dated as of September 19, 1995 among TCA, SIHL and Waterford (the "Omnibus Financing Agreement").

          2.   Completion   Guarantee  and  Investment   Banking  and  Financing
               Arrangement Fee Agreement among TCA, Waterford and SIHL dated as of September 21, 1995 (the "Completion Guarantee Agreement").

          3. Development Services Agreement between TCA and SIML dated as of September 29, 1995 (the "Development Services Agreement").

          4.   Subdevelopment   Services   Agreement  between  SIML  and  Wolman
               Construction,   L.L.C.  dated  as  of  September  29,  1995  (the
               "Subdevelopment Services Agreement").

          5. Organizational and Administrative Services Agreement among TCA, RJH Development Corp., Slavik and LMW dated as of February 6, 1995 (the "Organizational and Administrative Agreement").

          6. Marketing Services Agreement between TCA, Sun Casino Management S.A. and Sun Cove dated as of February 6, 1995 to which is attached Assignment and Assumption Agreement between Sun Casino Management, S.A., Sun Cove and SIML dated as of September 21, 1995 (the "Marketing Services Agreement").

          7. The Management Services Agreement, dated as of September 29, 1995 among TCA, SIML, Waterford, LMW and Slavik (the "Management Services Agreement").

          8.   Agreement   With  Respect  to   Redemption   or   Repurchase   of
               Subordinated Notes between SIHL and Waterford dated as of October 19, 1996.

          9. Letter Agreement dated October 19, 1996, among Sun Cove, Slavik and LMW (the "Expense Letter Agreement").

          10.  Memorandum of  Understanding  dated as of February 7, 1998, among
               SIHL,   Slavik,   LMW,  and   Waterford   (the   "Memorandum   of
               Understanding").